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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 14, 2008
Juniper Content Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51240	20-2278320

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 Fifth Avenue, Suite 822, New York, New York	10175

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (212) 660-5930

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EX-99.1: PRESS RELEASE

Item 2.02.	Results of Operations and Financial Condition
     On November 14, 2008, Juniper Content Corporation (“Company”) issued a press release discussing its financial results for the quarter ended September 30, 2008, a copy of which is annexed as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits:
99.1	Press release, dated November 14, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2008	JUNIPER CONTENT CORPORATION
	By:	/s/ Stuart B. Rekant
Stuart B. Rekant
Chairman and Chief Executive Officer

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